UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2022

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share
Series T Redeemable Preferred Stock, $0.01 par value per share

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

As described in the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) by Bluerock Residential Growth REIT, Inc. (the “Company”) on February 23, 2021 (the “Form 10-K”), the respective employment or services agreement of each of the Company’s executive officers (collectively, the “Executive Agreements”) are to continue in effect for an automatic renewal term through and including December 31, 2021, subject to further automatic renewals of additional successive one-year periods (each, a “Renewal Term”), unless either party thereto provides at least sixty (60) days’ advance notice of non-renewal. Effective as of December 31, 2021, each of the Executive Agreements automatically renewed for a Renewal Term through and including December 31, 2022. As further described in the Form 10-K, pursuant to the Executive Agreements, each of the Company’s executive officers is eligible to receive certain annual equity grants of long-term incentive plan units (“LTIP Units”) of the Company’s operating partnership, Bluerock Residential Holdings, L.P. (the “Operating Partnership,” and such equity grants, collectively, the “Executive Awards”) pursuant to the Company’s Fourth Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Individuals Plan”) and Fourth Amended and Restated 2014 Equity Incentive Plan for Entities (the “Entities Plan,” and together with the Individuals Plan, the “Equity Incentive Plans”). The Executive Agreements provide that grants of Executive Awards will be made annually on January 1 of each year during the term or any Renewal Term thereof.

Grants of Executive Awards

On January 1, 2022, the Company granted the following Executive Awards to each of the following executive officers of the Company: (i) R. Ramin Kamfar (“Mr. Kamfar”), (ii) James G. Babb, III (“Mr. Babb”), (iii) Ryan S. MacDonald (“Mr. MacDonald”), (iv) Jordan B. Ruddy (“Mr. Ruddy”), (v) Christopher J. Vohs (“Mr. Vohs”), (vi) Michael DiFranco (“Mr. DiFranco”), and (vii) Michael L. Konig (“Mr. Konig”), through his wholly-owned law firm, Konig & Associates, LLC, a New Jersey limited liability company (“K&A”), under the Equity Incentive Plans:

(a)	A time-vested equity award of the following number of LTIP Units (each, an “Annual LTIP Award”): 58,409 LTIP Units to Mr. Kamfar; 11,056 LTIP Units to Mr. Babb; 20,860 LTIP Units to Mr. MacDonald; 17,731 LTIP Units to Mr. Ruddy; 4,172 LTIP Units to Mr. Vohs; 6,258 LTIP Units to Mr. DiFranco; and 15,645 LTIP Units to K&A. Each such Annual LTIP Award will vest and become nonforfeitable in three equal installments on each anniversary of grant, subject to certain clawback and termination provisions; and

(b)	A long term performance equity award of the following number of LTIP Units for a three-year performance period, subject to performance criteria and targets established and administered by the Compensation Committee of the Company’s board of directors (each, a “Long Term Performance Award”): 116,818 LTIP Units to Mr. Kamfar; 22,112 LTIP Units to Mr. Babb; 41,721 LTIP Units to Mr. MacDonald; 35,463 LTIP Units to Mr. Ruddy; 8,344 LTIP Units to Mr. Vohs; 12,516 LTIP Units to Mr. DiFranco; and 31,291 LTIP Units to K&A. Each such Long Term Performance Award will vest and become nonforfeitable effective as of the last day of the performance period, subject to certain clawback and termination provisions.

Each such Executive Award is evidenced by an LTIP Unit Vesting Agreement.

The LTIP Units granted as Executive Awards to each of Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs, Mr. DiFranco and K&A were issued in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D thereunder for transactions not involving any public offering. No general solicitation or advertising occurred in connection with the issuance and sale of these securities.  Such LTIP Units may convert to units of limited partnership interest in the Operating Partnership (“OP Units”) upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the LTIP Units were held), settled in shares of the Company’s Class A common stock (the “Class A Common Stock”) on a one-for-one basis. From the date of grant, holders of LTIP Units granted as Executive Awards will be entitled to receive “distribution equivalents” at the time distributions are paid to the holders of the Company’s Class A Common Stock; provided, that (i) solely with respect to LTIP Units granted as part of Long Term Performance Awards, distributions will be paid at a rate of ten percent (10%) of the distributions otherwise payable with respect to such LTIP Units until the last day of the three-year performance period (or the date of forfeiture, if earlier); and (ii) with respect to each LTIP Unit granted as part of a Long Term Performance Award that becomes fully vested in accordance with the terms of the applicable Executive Agreement, the holder will be entitled to receive, as of the date of such vesting, a single cash payment equal to the distributions payable with respect to each such LTIP Unit back to the date of grant, minus the distributions already paid on each such LTIP Unit in accordance with clause (i), in each case subject to certain potential limitations on distributions set forth in the limited partnership agreement of the Operating Partnership.

Board Compensation

On January 1, 2022, the Company granted 3,546 LTIP Units to each of Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder, and Romano Tio, the non-employee members of the Company’s board of directors, in payment of the equity portion of their respective annual retainers (such grants, collectively, the “Director Grants”). The LTIP Units issued as Director Grants were issued pursuant to the Individuals Plan. Each such Director Grant is evidenced by an LTIP Unit Award Agreement.

The issuances of LTIP Units as Director Grants were made in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D thereunder for transactions not involving any public offering. No general solicitation or advertising occurred in connection with the issuance and sale of these securities.  Such LTIP Units were fully vested upon issuance, and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the LTIP Units were held), settled in shares of the Company’s Class A Common Stock on a one-for-one basis. From the date of grant, holders of such LTIP Units will be entitled to receive “distribution equivalents” at the time distributions are paid to the holders of the Company’s Class A Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: January 6, 2022	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer